Exhibit 99.2
Company Overview Q3 2009

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the future financial and operational performance of the Company. These statements are not guarantees of future performance. These forward-looking statements are based on management's expectations as of October 29, 2009, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "forecast," "opportunity," "intends" and "expects," among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.'s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed; changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.'s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.'s public filings with the SEC, including Expedia, Inc.'s annual report on Form 10-K for the year ended December 31, 2008, and subsequent quarterly reports on Form 10-Q. Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise. Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

Global Opportunity Sources: U.S. Online Travel Overview 8th Edition Update: 2009 - 2010 (April 2009); U.S. Corporate Travel Distribution 4th Edition (July 2009); European Online Travel Overview 4th Edition Electronic Market Data Sheet (January 2009); European figures assume Euro/USD exchange rate in each period of $1.40; APAC data - PhoCusWright Asia Pacific Online Travel Overview - Third Edition, August 2009 & EyeForTravel APAC Overview April 2007. APAC data excludes managed travel. Sizeable markets Rapid online growth Penetration tailwind OTA Share of Online Bookings OTA share stabilizing CAGR 2006 2007 2008 2009 (E) 2010 (E) 06 - 10 Travel Market Size: U.S. 251 264 271 241 236 -2% Europe 314 332 344 354 367 4% APAC 238 244 215 202 212 -3% 3 Region Total 803 840 830 797 815 0% Online Bookings: U.S. 123 138 137 135 139 3% Europe 73 91 112 132 156 21% APAC 21 26 31 36 44 20% 3 Region Online 217 255 280 303 339 12% Europe & APAC 94 117 143 168 200 21% Online Penetration: U.S. 49% 52% 51% 56% 59% Europe 23% 27% 33% 37% 43% APAC 9% 11% 14% 18% 21% 3 Region Online Pen. 27% 30% 34% 38% 42% Figures in $billions

World's Largest and Most Intelligent Travel Marketplace Suppliers Customers Hotels Airlines Car rental companies Cruise lines Global distribution system (GDS) partners Advertisers Leisure travelers Corporate travelers Travel service providers ("white label") Offline retail travel agents Secure superior quality supply & maintain price competitiveness Intelligently match supply & demand Empower and inspire travelers to find and build the right trip Enable suppliers to reach travelers in a unique & value-additive way Aggressively expand our global presence & demand footprint Achieve excellence in technology, people and processes to make quality, consistency and efficiency the foundation of our marketplace Travel products Travel info Technology

Expedia - the Travel Sector Leader

Premier Brand Portfolio

Expedia	#1 Online Travel Agency (OTA) Globally, with a presence in 19 countries
hotels.com	Leading hotel specialist globally, with a presence in 60 countries
Hotwire.com	Leading value-based travel provider
tripadvisor	#1 online travel community, operating in North America, Europe & APAC

EGENCIA — AN EXPEDIA, INC. COMPANY | venere.com | 艺龙旅行网 eLong.com | CLASSIC VACATIONS

Key Statistics [1]

- Traffic (August '09 unique visitors): 64mm
- TTM 9.30.09 number of transactions: 55mm

TTM (9.30.09)

•Gross bookings:	$20,783mm
•Revenue:	$ 2,879mm
•OIBA[2]:	$ 736mm
•Adjusted EBITDA[2]	$ 833mm

•Market cap 10.23.09 $7.7B

•Member of S&P 500 & Nasdaq stock indices

Global presence & portfolio of category leading brands

[1]Sources: comScore MediaMetrix, August, 2009 & company data; [2] See Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges.

expedia inc.
Q3 2009 Company Overview
5

Largest Worldwide Audience Source: comScore MediaMetrix, August 2009 1 Denotes Expedia's percentage difference over next largest competitor U.S. Worldwide Millions Millions UV's Expedia 22.524 Orbitz 9.955 Travelocity 8.206 Priceline 10.083 Yahoo 9.248 UV's Expedia 63.56 Orbitz 17.018 Priceline 29.928 Yahoo 21.013 Travelocity 20.773 Min Spent Online Page Views Expedia 661 1123 Orbitz 173 285 Priceline 303 418 Yahoo 102 171 Travelocity 143 327 +195%1 +179%1 +112%1 +118%1 +169%1 +123%1 Orbitz Yahoo Travel Priceline Travelocity

Expedia's Virtuous Cycle Growth / Scale More travelers Compelling supplier & advertising channel Better supplier economics Cash flow to improve traveler experience 7 User-generated content Scale drives opportunity to enhance supplier & traveler value propositions, reward stakeholders More ad revenue

Revenue by Product & Geography Product Categories (TTM 9.30.09) Geographic Segments (TTM 9.30.09) Hotel 64% Revenue Air 12% * Hotel & Advertising - key revenue & profitability drivers * Europe & other international markets benefit from earlier stage online penetration * Significant international growth anticipated, with a target of 50+% of total revenue from international US 0.65 Europe 0.35 Other 0.27 Priceline 0.09 Other 0.04 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Domestic 65% Revenue International 35% Advertising & Media 10% Car, Cruise & Other 14% Business mix shifting to hotel & advertising, increasingly global

Product Category - Hotel Business Overview Merchant Model Hotels (Supplier) Travelers Revenues to Expedia: Spread between the discounted rate provided by suppliers and sales price paid by travelers Service fees from travelers Other: Cash received on booking, revenue recognized at stay Revenue margin higher than the agency model Merchant hotel Expedia merchant of record with no inventory risk Expedia receives cash upfront from travelers, pays hoteliers several weeks later Some control over pricing, higher margins & ability to package opaquely with other products Typically 1 - 2 year contracts with major chain lodging properties Consultative account management brings industry leading intelligence to hoteliers Agency hotel is small but growing in importance with acquisition of Venere & introduction of Expedia Easy Manage Reduced E.com service fees beginning Apr-09

Oct 02 0.1 Oct 03 0.202 Oct 04 0.66 Oct 05 2.9 Jun 06 5 Jun 07 10 May08 15 Oct08 20 Jul09 25 Product Category - Advertising & Media Ad & Media Brand Portfolio Business Overview Two primary businesses - TripAdvisor Media Network (leading global collection of user-generated content sites) Expedia Media Solutions (monetizing global Expedia, Hotels & Hotwire sites beyond transactions) TTM 9.30.09 revenue of nearly $300mm TripAdvisor Reviews and Opinions - Robust Growth TripAdvisor Reviews & Opinions (mm) Offer advertisers targeted audiences CPC & CPM based ad models TripAdvisor utilizes industry-leading SEM & SEO capabilities Robust user-generated content and selection draws in users Growth in Quarterly Net Advertising Revenues1 1 Growth due in part to acquisitions Revenue Drivers

Product Category - Air Business Overview Air revenue < 15% of Expedia's worldwide annual revenue - ~90% of airplane tickets sold over Expedia's online properties are agency transactions, in which Expedia acts as agent on behalf of a supplier and collects a commission - Customer pays supplier directly, Expedia collects its remuneration after travel - Lower revenue margin v. hotel transactions OTAs in the U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced air revenue and unit share shift from offline & supplier direct Agency Model / Illustrative Transaction Airlines (Supplier) GDS Travelers Revenue to Expedia: Portion of GDS fee Commission from suppliers Booking fees (some sites) Other: Supplier is merchant of record Expedia bears no inventory risk Revenue recognized on booking & cash received within weeks Agency model is used in other product categories, including hotel Multi-GDS strategy No online booking fees on E.com air tickets

Stable Supplier Relationships & Economics Strong, stable revenue margin driven by: Long-term agreements with airlines and GDS providers Growth in merchant hotel mix offsets fee cut activity Better hotel relationships through PSG investment Recent fee reductions / eliminations put some pressure on revenue margins Trended Revenue Margin, excluding ad & media revenue (TTM) Stabilized revenue margins indicate healthy supplier relationships

YTD 2009 Results

** Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges *** Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses) from revenue hedges. [1] See Appendix B for reconciliation of non-GAAP to GAAP numbers.*

Figures in $mm unless otherwise noted

	Q309	Q308	y/y	YTD09	YTD08	y/y
Transactions (mm)	15.9	12.6	26%	44.7	38.2	17%
Gross Bookings	5,914	5,413	9%	16,762	17,249	(3%)
Revenue	852	833	2%	2,258	2,316	(3%)
Cost of Revenue [1] *	169	177	(5%)	460	498	(8%)
Selling & Marketing [1] *	282	297	(5%)	782	879	(11%)
Tech & Content [1] *	75	69	9%	222	204	9%
General & Administrative [1] *	65	59	11%	185	174	7%
Total Costs & Expenses [1] *	592	603	(2%)	1,650	1,756	(6%)
OIBA [1] **	256	231	11%	599	561	7%
OIBA Margin [1]	*30%*	*28%*	*+239bps*	*27%*	*24%*	*+231bps*
Adjusted EBITDA [1] ***	282	250	13%	674	616	9%
Adj. EBITDA Margin [1]	*33%*	*30%*	*+308bps*	*30%*	*27%*	*+327bps*
Free Cash Flow [1]	(45)	(152)	70%	757	649	17%

Unit Acceleration & Share Gains –

- *Q309 room night growth of 27% v. 26% Q209; Q3 US room demand off (5%) per Smith Travel*
- *Air ticket growth improved to +27% in Q309 v. 13% Q209; Global RPMs off (2.5%)*

expedia inc.
Q3 2009 Company Overview
13

Trended Free Cash Flow (TTM) $millions '08 cash flows down due to taxes, slowing merchant hotel & increasing cap ex Over $2B in free cash flow generated in past 4 years '09 cash flows stabilizing due to merchant hotel improvement & decreasing cap ex

Efficiently Managing Dilution 9% reduction in share base since Q107 millions of adjusted diluted shares

Capitalization 1 Does not include eLong cash invested in time deposits, Reserve Fund investment or restricted cash 2 Total size of facility is $1bn; available capacity reduced by $42mm in outstanding letters of credit; $650mm of revolver was repaid in Q109 3 Based on 293.7mm diluted shares & 10/23/09 share price $26.36 4 Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers Source: Company financial reports & forecasts Modest leverage; minimal net debt 2 debt issues with long- term maturities (2018 Notes have 2013 investor put)

Trended Credit Metrics Demonstrated strong credit metrics, consistent with investment grade rating 2005 2006 2007 2008 TTM 9.30.09 Total Debt / Adjusted EBITDA1 0.3 0.8 1.5 2.0 1.1 Net Debt / Adjusted EBITDA1 N / A N / A 0.6 1.1 0.1 Adj. EBITDA / Interest Expense1 N / A 37.5 13.8 10.8 9.6 Free Cash Flow / Int. Expense1 N / A 30.4 11.8 5.0 5.4 1 See Appendix B for reconciliation of non-GAAP to GAAP numbers

Rating Agency Snapshot S&P (Analyst: Andy Liu) Expedia Inc. Rating Raised To 'BBB-' From 'BB'; Outlook Stable Oct 14, 2009 "The ratings upgrade is based on Expedia's revised financial policy, solid operating performance, and strong financial measures. The 'BBB-' rating reflects the company's leading market share, strong brands, good discretionary cash flow, and solid credit measures. These positive factors offset the intense competitiveness of the online travel agency market, Expedia's concentration of earnings from this market, varying supplier dynamics, and some cyclicality." Moody's (Analyst: Stephen Sohn) Ba2 / Stable / SGL-1 Nov 26, 2008 Credit Opinion: "The company's financial leverage, as measured by debt to EBITDA, of 1.6x adjusted for leases, is similar to business services peers rated in the Aa category." "The stable outlook reflects the company's strong operating performance amidst the current economic slowdown in the U.S. While Moody's expects air and hotel bookings to remain under pressure into 2009 as a result of increased airfares (driven by airline capacity reductions) and declining hotel rates, we believe Expedia will still generate free cash flow at levels which would comfortably position the company at the Ba2 rating level. Furthermore, given the current credit climate, we believe that event risk arising from significant acquisition activity and additional shareholder friendly actions will be limited in the near to intermediate term. Accordingly, we expect leverage (debt to EBITDA on a Moody's adjusted basis) to remain well below the 2.5x threshold that could trigger downward rating pressure." Solid execution & adequate liquidity in a challenging environment

Summary Attractive macro tailwind as travel industry shifts online World's #1 online provider of travel-related services Leading traffic, supply, scale, bookings, revenue and cash flow Strong and complementary portfolio of brands and products Critical partner to airlines, hotels and other travel suppliers Leading consumer travel destination sites Countercyclical elements Low exposure to airline industry (<15% of revenue) Inventory availability & pricing improve in downturn Diversified brands, business models and geographic reach Approximately 60% variable / 40% fixed cost base Compelling platforms for travel suppliers, travelers & advertisers Strong business model, execution & credit metrics Substantial free cash flow 1(Q309 TTM: $470mm) Modest leverage (1.1x TTM) Strong coverage (9.6x TTM) High operating margins and modest ongoing capex (< 5% revenue) Proven management 1 See Appendix B for reconciliation of non-GAAP to GAAP numbers

Appendix A

Business Model – income statement (TTM 9.30.09)

	($MM)
Gross bookings	$20,783
Revenue	2,879
Cost of revenue *	598
Selling and marketing *	998
General and administrative *	246
Technology and content *	291
"OIBA" * (inc. $9mm hedge loss)	736
*OIBA margin**	*26%*
Stock-based compensation	60
Amortization of intangibles	45
Occ tax, legal & restructuring	103
Goodwill & Intang. Impairment	2,996
Operating loss (GAAP)	(2,459)

Gross bookings: Customer books travel product or service; total retail value (incl taxes and fees) constitutes "Gross Bookings"

Revenue: Expedia's portion of the gross booking gets recorded as revenue (fees, commissions, etc.) Revenue = 13.9% of TTM bookings.

Cost of revenue:
- Credit Card & Fraud expense
- "Fulfillment" Costs, incl. tickets
- Call Centers (Traveler Service)
- Costs for destination services

Selling and marketing: More than $1 of every $3 in revenue, consisting of advertising & distribution expense, as well as personnel-related costs, including PSG market managers. Distribution channels include portals, search engines and our affiliate programs.

General and administrative: (1) Personnel costs for support functions - exec leadership, finance, legal, tax & HR. (2) Fees for professional services that include legal, tax and accounting.

Technology and content: Includes product development expenses such as payroll and related expenses, information technology costs and depreciation of website development costs.

Stock-based compensation: Annual awards in Q1

Amortization of intangibles: Amortization of acquisition activity

* *Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP with GAAP numbers.*

Source: Company financial reports

expedia inc.

Q3 2009 Company Overview

21

Trended Historical Results y/y growth 2005 2006 2007 2008 2006 2007 2008 Gross Bookings 15,336 16,882 19,632 21,269 10% 16% 8% Revenue 2,119 2,238 2,665 2,937 6% 19% 10% Cost of goods sold & operating expenses * 1,492 1,639 1,996 2,239 10% 22% 12% OIBA*** 627 599 670 698 (5%) 12% 4% OIBA Margin*** 30% 27% 25% 24% (283bps) (165bps) (136bps) Adj. EBITDA ** 678 648 729 775 (4%) 13% 6% EBITDA Margin*** 32% 29% 27% 26% (303bps) (160bps) (98bps) Free Cash Flow *** 807 525 625 361 (35%) 19% (42%) Positive top-line growth Expense ramp to support independent public company & technology revamp pressured margins Despite difficult environment, generating substantial OIBA margins Over $2.5B in cumulative OIBA & over $2B in cumulative free cash flow * Excludes stock-based compensation. See reconciliation of non-GAAP measure in appendix B. **Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers *** See Appendix B for reconciliation of non-GAAP numbers.

Appendix B

Tabular Reconciliations For Non-GAAP Data Operating Income Before Amortization 12 Months Ended 9 Months Ended 3 Months Ended 9 Months Ended 3 Months Ended Sept 30, 2009 Sept 30, 2009 Sept 30, 2009 Sept 30, 2008 Sept 30, 2008 OIBA $ 735,713 $ 598,629 $ 256,426 $ 560,690 $ 230,780 Amortization of intangible assets (44,857) (27,959) (9,588) (52,538) (15,827) Stock-based compensation (59,931) (46,667) (14,519) (48,027) (15,367) Restructuring charges (28,597) (28,597) (13,781) - - Occupancy tax assessments and legal reserves (74,211) (74,211) - - - Impairment of goodwill (2,762,100) - - - - Impairment of intangible and other long-lived assets (233,900) - - - - Realized loss on revenue hedges 9,368 9,368 4,436 - - Operating income / (loss) (2,458,515) 430,563 222,974 460,125 199,586 Operating income margin na 19% 26% 20% 24% Interest income (expense), net (75,475) (58,389) (20,027) (24,487) (12,633) Other, net (42,933) (30,769) (4,749) (32,014) (23,243) Provision for income taxes 16,178 (141,995) (80,385) (164,139) (69,223) Net (income) loss attributable to noncontrolling interests (1,937) (2,110) (799) 2,734 337 Net income / (loss) attributable to Expedia, Inc. $ (2,562,682) $ 197,300 $ 117,014 $ 242,219 $ 94,824

Tabular Reconciliations For Non-GAAP Data Operating Income Before Amortization Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 OIBA $ 627,441 $ 599,018 $ 669,487 $ 697,774 OIBA margin 30% 27% 25% 24% Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) Amortization of non-cash distribution and marketing (12,597) (9,638) - - Stock-based compensation (91,725) (80,285) (62,849) (61,291) Impairment of goodwill - - - (2,762,100) Impairment of intangible and other long-lived assets - (47,000) - (233,900) Operating income / (loss) 397,052 351,329 529,069 (2,428,953) Operating income margin 19% 16% 20% na Interest income (expense), net 48,673 14,799 (13,478) (41,573) Other, net (8,428) 18,770 (18,607) (44,178) Write-off of long-term investment (23,426) - - - Provision for income taxes (185,977) (139,451) (203,114) (5,966) Net (income) loss attributable to noncontrolling interests 836 (513) 1,994 2,907 Net income / (loss) attributable to Expedia, Inc. $ 228,730 $ 244,934 $ 295,864 $(2,517,763)

Tabular Reconciliations For Non-GAAP Data Costs & Expenses Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 Total costs and expenses* $ 1,583,739 $ 1,718,853 $ 2,058,694 $ 2,300,530 Less: stock-based compensation (91,725) (80,285) (62,849) (61,291) Costs and expenses excluding stock-based compensation 1,492,014 1,638,568 1,995,845 2,239,239 * Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.

Tabular Reconciliations For Non-GAAP Data Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization 12 Months Ended Sept 30, 2009 9 Months Ended Sept 30, 2009 3 Months Ended Sept 30, 2009 9 Months Ended Sept 30, 2008 3 Months Ended Sept 30, 2008 Adjusted EBITDA 832,918 673,969 282,337 615,625 250,350 Adjusted EBITDA Margin 29% 30% 33% 27% 30% Depreciation (97,205) (75,340) (25,911) (54,935) (19,570) OIBA (see page 24) $ 735,713 $ 598,629 $ 256,426 $ 560,690 $ 230,780 OIBA Margin 26% 27% 30% 24% 28%

Tabular Reconciliations For Non-GAAP Data Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization Year Ended Dec. 31, 2005 Year Ended Dec. 31, 2006 Year Ended Dec. 31, 2007 Year Ended Dec. 31, 2008 Adjusted EBITDA 677,886 647,797 729,013 774,574 Adjusted EBITDA margin 32% 29% 27% 26% Depreciation (50,445) (48,779) (59,526) (76,800) Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) Amortization of non-cash distribution and marketing (12,597) (9,638) - - Stock-based compensation (91,725) (80,285) (62,849) (61,291) Impairment of goodwill - - - (2,762,100) Impairment of intangible and other long-lived assets - (47,000) - (233,900) Operating income / (loss) 397,052 351,329 529,069 (2,428,953) Operating income margin 19% 16% 20% na Interest income (expense), net 48,673 14,799 (13,478) (41,573) Other, net (8,428) 18,770 (18,607) (44,178) Write-off of long-term investment (23,426) - - - Provision for income taxes (185,977) (139,451) (203,114) (5,966) Net (income) loss attributable to noncontrolling interests 836 (513) 1,994 2,907 Net income / (loss) attributable to Expedia, Inc. $ 228,730 $ 244,934 $ 295,864 $(2,517,763)

Tabular Reconciliations For Non-GAAP Data Free Cash Flow ($000's) TTM = Trailing Twelve Month periods ended (c) 2009 Expedia, Inc. All rights reserved. Trademarks and logos are property of their respective owners. TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08 Net cash provided by operating activities 831,140 859,228 712,069 737,792 660,510 Less: capital expenditures (97,576) (82,671) (86,658) (101,514) (118,417) Free cash flow 733,564 776,557 625,411 636,278 542,093 TTM 9.08 TTM 12.08 TTM 3.09 TTM 6.09 TTM 9.09 Net cash provided by operating activities 514,242 520,688 458,913 494,184 573,491 Less: capital expenditures (148,022) (159,827) (150,025) (131,146) (103,775) Free cash flow 366,220 360,861 308,888 363,038 469,715

Tabular Reconciliations For Non-GAAP Data Costs & Expenses 12 Months Ended 9 Months Ended 3 Months Ended 9 Months Ended 3 Months Ended Sept 30, 2009 Sept 30, 2009 Sept 30, 2009 Sept 30, 2008 Sept 30, 2008 Cost of revenue 600,398 461,711 169,436 500,022 177,735 Less: stock-based compensation (2,229) (1,730) (505) (1,753) (510) Cost of revenue excluding stock-based compensation 598,169 459,981 168,931 498,269 177,225 Selling and marketing 1,009,285 792,223 284,847 888,275 299,919 Less: stock-based compensation (10,975) (9,745) (2,974) (8,968) (2,497) Selling and marketing excluding stock-based compensation 998,310 782,478 281,873 879,307 297,422 Technology and content 306,268 234,190 78,637 215,685 72,195 Less: stock-based compensation (15,522) (11,903) (3,315) (11,492) (3,264) Technology and content excluding stock-based compensation 290,746 222,287 75,322 204,193 68,931 General and administrative 277,618 208,454 73,165 199,557 68,075 Less: stock-based compensation (31,205) (23,289) (7,725) (25,814) (9,096) General and administrative excluding stock-based compensation 246,413 185,165 65,440 173,743 58,979